Exhibit 99.2

                    Certification of Chief Financial Officer
         Pursuant to Section 1350 of Title 18 of the United States Code
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 1350 of Title 18 of the United States Code, the undersigned, Kerry D. Palmer, the Chief Financial Officer of Helix BioMedix, Inc. hereby certifies that:

1. The Company's Form 10-QSB Quarterly Report for the period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13
     (a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002                 Signature:  /s/ Kerry D. Palmer
      -----------------                             -----------------------
                                                    Chief Financial Officer